UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21609

Western Asset Variable Rate Strategic Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-777-0102

Date of fiscal year end: September 30

Date of reporting period: March 31, 2020

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	March 31, 2020

WESTERN ASSET

VARIABLE RATE STRATEGIC FUND INC. (GFY)

Beginning in March 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the Fund intends to no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you invest through a financial intermediary and you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account at that financial intermediary. If you are a direct shareholder with the Fund, you can call the Fund at 1-888-888-0151, or write to the Fund by regular mail at P.O. Box 505000, Louisville, KY 40233 or by overnight delivery to Computershare, 462 South 4th Street, Suite 1600, Louisville, KY 40202 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund’s investment objective is to maintain a high level of current income.

The Fund invests primarily in variable rate instruments of U.S. and non-U.S. issuers, including U.S. and non-U.S. investment grade and high-yield debt, senior loans, emerging market debt and derivatives related to these securities.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Variable Rate Strategic Fund Inc. for the six-month reporting period ended March 31, 2020. Please read on for Fund performance information during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

April 30, 2020

II	Western Asset Variable Rate Strategic Fund Inc.

Performance review

For the six months ended March 31, 2020, Western Asset Variable Rate Strategic Fund Inc. returned -11.87% based on its net asset value (“NAV”)i and -12.54% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the ICE BofA US Dollar 3-Month Deposit Offered Rate Constant Maturity Indexii, returned 1.04% over the same time frame. The Lipper Global Income Closed-End Funds Category Averageiii returned -13.97% for the same period. Please note that Lipper performance returns are based on each fund’s NAV.

During this six-month period, the Fund made distributions to shareholders totaling $0.47 per share. As of March 31, 2020, the Fund estimates that 76% of the distributions were sourced from net investment income and 24% constituted a return of capital*. The performance table shows the Fund’s six-month total return based on its NAV and market price as of March 31, 2020. Past performance is no guarantee of future results.

Performance Snapshot as of March 31, 2020 (unaudited)
Price Per Share	6-Month Total Return**
$15.25 (NAV)	-11.87	%†
$13.81 (Market Price)	-12.54	%‡

All figures represent past performance and are not a guarantee of future results.

Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

‡ Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Looking for additional information?

The Fund is traded under the symbol “GFY” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XGFYX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com (click on the name of the Fund).

*

These estimates are not for tax purposes. The Fund will issue a Form 1099 with final composition of the distributions for tax purposes after year-end. A return of capital is not taxable and results in a reduction in the tax basis of a shareholder’s investment. For more information about a distribution’s composition, please refer to the Fund’s distribution press release or, if applicable, the Section 19 notice located in the press release section of our website, www.lmcef.com (click on the name of the Fund).

Western Asset Variable Rate Strategic Fund Inc.	III

Performance review (cont’d)

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Variable Rate Strategic Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

April 30, 2020

RISKS: The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. The Fund’s common stock is traded on the New York Stock Exchange. Similar to stocks, the Fund’s share price will fluctuate with market conditions and, at the time of sale, may be worth more or less than the original investment. Shares of closed-end funds often trade at a discount to their net asset value. Because the Fund is non-diversified, it may be more susceptible to economic, political or regulatory events than a diversified fund. The Fund invests in fixed-income securities which are subject to a number of risks, such as inflation risk, interest rate risk and credit risk, including the risk of nonpayment of scheduled interest or loan payments, which could lower the Fund’s value. As interest rates rise, the value of a fixed-income portfolio generally declines, reducing the value of the Fund. However, the Fund can normally be expected to have less significant interest rate related fluctuations in its NAV than investment companies investing primarily in fixed-rate fixed-income securities (other than money market funds) because the floating or variable rate securities in which the Fund invests float in response to changes in prevailing market interest rates. The Fund may invest in high-yield and foreign securities, including emerging markets, which involve risks beyond those inherent solely in higher rated and domestic investments. Lower-rated high yield bonds, commonly known as “junk bonds,” involve greater credit and liquidity risks than investment grade bonds. Investing in foreign securities is subject to certain risks typically not associated with domestic investing, such as currency fluctuations and political, social and economic uncertainties, which could increase volatility. These risks are magnified in emerging or developing markets. Emerging market countries tend to have economic, political and legal systems that are less developed and are less stable than those of more developed countries. Derivatives, such as options or futures, can be illiquid and hard to value, especially in declining markets. A small investment in certain derivatives may have a potentially large impact on Fund performance. The Fund may also invest in money market funds, including funds affiliated with the Fund’s manager and subadviser.

IV	Western Asset Variable Rate Strategic Fund Inc.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]

Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any), from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

ii

The ICE BofA US Dollar 3-Month Deposit Offered Rate Constant Maturity Index (formerly known as ICE BofAML USD LIBOR 3-Month Constant Maturity Index) is based on the assumed purchase of a synthetic instrument having three months to maturity and with a coupon equal to the closing quote for three-month LIBOR. That issue is sold the following day (priced at a yield equal to the current day closing three-month LIBOR rate) and is rolled into a new three-month instrument. The index, therefore, will always have a constant maturity equal to exactly three months.

iii

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended March 31, 2020, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 18 funds in the Fund’s Lipper category.

Western Asset Variable Rate Strategic Fund Inc.	V

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Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of March 31, 2020 and September 30, 2019 and does not include derivatives, such as written options, futures contracts, forward foreign currency contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Western Asset Variable Rate Strategic Fund Inc. 2020 Semi-Annual Report	1

Schedule of investments (unaudited)

March 31, 2020

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 43.3%
Communication Services — 5.0%
Diversified Telecommunication Services — 1.7%
AT&T Inc., Senior Notes	3.600%	2/17/23	810,000	$833,260	(a)
Verizon Communications Inc., Senior Notes (3 mo. USD LIBOR + 1.100%)	2.792%	5/15/25	380,000	346,601	(a)(b)
Total Diversified Telecommunication Services				1,179,861
Media — 0.8%
DISH DBS Corp., Senior Notes	5.875%	7/15/22	190,000	186,040
DISH DBS Corp., Senior Notes	5.875%	11/15/24	270,000	264,264
DISH DBS Corp., Senior Notes	7.750%	7/1/26	75,000	77,479
Fox Corp., Senior Notes	4.030%	1/25/24	40,000	41,631	(c)
Total Media				569,414
Wireless Telecommunication Services — 2.5%
Sprint Corp., Senior Notes	7.250%	9/15/21	530,000	549,165
Sprint Corp., Senior Notes	7.625%	2/15/25	740,000	823,250
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, Senior Secured Notes	3.360%	9/20/21	206,250	205,992	(c)
Vodafone Group PLC, Senior Notes (3 mo. USD LIBOR + 0.990%)	2.833%	1/16/24	220,000	207,614	(a)(b)
Total Wireless Telecommunication Services				1,786,021
Total Communication Services				3,535,296
Consumer Discretionary — 3.1%
Auto Components — 0.2%
ZF North America Capital Inc., Senior Notes	4.750%	4/29/25	200,000	168,038	(c)
Automobiles — 2.1%
Ford Motor Credit Co. LLC, Senior Notes	5.875%	8/2/21	250,000	246,250
General Motors Financial Co. Inc., Senior Notes	4.375%	9/25/21	400,000	368,579	(a)
General Motors Financial Co. Inc., Senior Notes	4.250%	5/15/23	1,000,000	905,452	(a)
Total Automobiles				1,520,281
Internet & Direct Marketing Retail — 0.5%
Amazon.com Inc., Senior Notes	1.900%	8/21/20	370,000	369,880	(a)
Specialty Retail — 0.3%
Home Depot Inc., Senior Notes (3 mo. USD LIBOR + 0.310%)	1.890%	3/1/22	200,000	194,330	(b)
Total Consumer Discretionary				2,252,529

See Notes to Financial Statements.

2	Western Asset Variable Rate Strategic Fund Inc. 2020 Semi-Annual Report

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Consumer Staples — 3.3%
Beverages — 0.6%
Anheuser-Busch InBev Finance Inc., Senior Notes (3 mo. USD LIBOR + 1.260%)	3.023%	2/1/21	440,000	$430,824	(a)(b)
Food & Staples Retailing — 0.8%
Walmart Inc., Senior Notes	1.900%	12/15/20	560,000	561,788	(a)
Food Products — 1.3%
Kraft Heinz Foods Co., Senior Notes	3.950%	7/15/25	920,000	917,306
Tobacco — 0.6%
BAT Capital Corp., Senior Notes	2.764%	8/15/22	450,000	442,812	(a)
Total Consumer Staples				2,352,730
Energy — 4.1%
Energy Equipment & Services — 0.2%
Halliburton Co., Senior Notes	3.250%	11/15/21	170,000	165,314
Oil, Gas & Consumable Fuels — 3.9%
Anadarko Petroleum Corp., Senior Notes	4.850%	3/15/21	351,000	294,748	(a)
BP Capital Markets PLC, Senior Notes	3.561%	11/1/21	190,000	191,712
Chevron Corp., Senior Notes	2.100%	5/16/21	330,000	330,210	(a)
Cimarex Energy Co., Senior Notes	4.375%	6/1/24	120,000	94,737
Continental Resources Inc., Senior Notes	5.000%	9/15/22	344,000	219,788	(a)
Occidental Petroleum Corp., Senior Notes	4.100%	2/1/21	40,000	34,009
Petrobras Global Finance BV, Senior Notes	6.125%	1/17/22	418,000	420,481
Shell International Finance BV, Senior Notes	1.875%	5/10/21	600,000	597,547	(a)
Shell International Finance BV, Senior Notes	1.750%	9/12/21	120,000	119,524
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	7.850%	2/1/26	210,000	239,531	(a)
Williams Cos. Inc., Senior Notes	4.550%	6/24/24	250,000	228,995	(a)
Total Oil, Gas & Consumable Fuels				2,771,282
Total Energy				2,936,596
Financials — 21.8%
Banks — 16.8%
ABN AMRO Bank NV, Senior Notes	2.450%	6/4/20	200,000	199,071	(a)(c)
ABN AMRO Bank NV, Senior Notes (3 mo. USD LIBOR + 0.570%)	2.208%	8/27/21	430,000	418,474	(a)(b)(c)
Banco Santander Chile, Senior Notes	2.500%	12/15/20	210,000	210,252	(c)
Banco Santander SA, Senior Notes	3.125%	2/23/23	200,000	190,905	(a)
Bank of America Corp., Junior Subordinated Notes (6.250% to 9/5/24 then 3 mo. USD LIBOR + 3.705%)	6.250%	9/5/24	650,000	660,202	(b)(d)

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2020 Semi-Annual Report	3

Schedule of investments (unaudited) (cont’d)

March 31, 2020

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Banks — continued
Bank of America Corp., Subordinated Notes	4.000%	1/22/25	660,000	$695,794	(a)
BNP Paribas SA, Senior Notes (4.705% to 1/10/24 then 3 mo. USD LIBOR + 2.235%)	4.705%	1/10/25	200,000	208,693	(b)(c)
Citigroup Inc., Junior Subordinated Notes (6.300% to 5/15/24 then 3 mo. USD LIBOR + 3.423%)	6.300%	5/15/24	570,000	539,189	(b)(d)
Citigroup Inc., Subordinated Notes	4.400%	6/10/25	900,000	942,770	(a)
Cooperatieve Rabobank UA, Senior Notes (3 mo. USD LIBOR + 0.430%)	2.224%	4/26/21	600,000	573,205	(a)(b)
Fifth Third Bancorp, Senior Notes	3.650%	1/25/24	40,000	41,670
JPMorgan Chase & Co., Junior Subordinated Notes (5.150% to 5/1/23 then 3 mo. USD LIBOR + 3.250%)	5.150%	5/1/23	1,320,000	1,254,647	(b)(d)
M&T Bank Corp., Junior Subordinated Notes (6.450% to 2/15/24 then 3 mo. USD LIBOR + 3.610%)	6.450%	2/15/24	1,190,000	1,130,375	(b)(d)
Mitsubishi UFJ Financial Group Inc., Senior Notes	3.218%	3/7/22	380,000	386,485	(a)
Nordea Bank Abp, Subordinated Notes	4.875%	5/13/21	310,000	315,811	(a)(c)
PNC Financial Services Group Inc., Junior Subordinated Notes (4.850% to 6/1/23 then 3 mo. USD LIBOR + 3.040%)	4.850%	6/1/23	990,000	841,985	(b)(d)
Royal Bank of Canada, Senior Notes (3 mo. USD LIBOR + 0.390%)	2.160%	4/30/21	240,000	234,642	(b)
Santander UK Group Holdings PLC, Senior Notes	3.571%	1/10/23	200,000	199,183	(a)
Toronto-Dominion Bank, Senior Notes	3.250%	6/11/21	50,000	51,051
U.S. Bank N.A., Senior Notes (3 mo. USD LIBOR + 0.320%)	2.114%	4/26/21	640,000	630,344	(a)(b)
Wachovia Capital Trust III Ltd., Junior Subordinated Bonds (the greater of 3 mo. USD LIBOR + 0.930% or 5.570%)	5.570%	5/1/20	1,800,000	1,748,736	(b)(d)
Wells Fargo & Co., Senior Notes	3.500%	3/8/22	450,000	459,131	(a)
Total Banks				11,932,615
Capital Markets — 2.6%
Bank of New York Mellon Corp., Junior Subordinated Notes (4.500% to 6/20/23 then 3 mo. USD LIBOR + 2.460%)	4.500%	6/20/23	1,340,000	1,126,531	(b)(d)

See Notes to Financial Statements.

4	Western Asset Variable Rate Strategic Fund Inc. 2020 Semi-Annual Report

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Capital Markets — continued
Goldman Sachs Capital III Ltd. (3 mo. USD LIBOR + 0.770%, 4.000% floor)	4.000%	5/1/20	43,000	$30,605	(b)(d)
Goldman Sachs Group Inc., Senior Notes	3.625%	2/20/24	650,000	678,962	(a)
Total Capital Markets				1,836,098
Consumer Finance — 0.7%
American Express Co., Senior Notes	2.650%	12/2/22	517,000	523,038	(a)
Diversified Financial Services — 0.8%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	4.875%	1/16/24	150,000	129,201
International Lease Finance Corp., Senior Notes	8.625%	1/15/22	290,000	289,076	(a)
International Lease Finance Corp., Senior Notes	5.875%	8/15/22	190,000	175,110
Total Diversified Financial Services				593,387
Insurance — 0.9%
Ambac Assurance Corp., Subordinated Notes	5.100%	6/7/20	4,066	5,646	(c)
Ambac LSNI LLC, Senior Secured Notes (3 mo. USD LIBOR + 5.000%)	6.450%	2/12/23	15,290	14,641	(b)(c)
MetLife Inc., Junior Subordinated Notes (5.250% to 6/15/20 then 3 mo. USD LIBOR + 3.575%)	5.250%	6/15/20	680,000	592,875	(b)(d)
Total Insurance				613,162
Total Financials				15,498,300
Health Care — 1.7%
Health Care Equipment & Supplies — 0.8%
Becton Dickinson and Co., Senior Notes	3.734%	12/15/24	139,000	142,750
Becton Dickinson and Co., Senior Notes (3 mo. USD LIBOR + 1.030%)	2.031%	6/6/22	250,000	233,886	(a)(b)
Medtronic Inc., Senior Notes	3.500%	3/15/25	196,000	211,218
Total Health Care Equipment & Supplies				587,854
Health Care Providers & Services — 0.7%
CVS Health Corp., Senior Notes	3.350%	3/9/21	478,000	480,765	(a)
Pharmaceuticals — 0.2%
Teva Pharmaceutical Finance Co. BV, Senior Notes	2.950%	12/18/22	100,000	92,216

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2020 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

March 31, 2020

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Pharmaceuticals — continued
Teva Pharmaceutical Finance IV BV, Senior Notes	3.650%	11/10/21	30,000	$29,019
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	2.200%	7/21/21	60,000	57,638
Total Pharmaceuticals				178,873
Total Health Care				1,247,492
Industrials — 2.6%
Aerospace & Defense — 0.5%
General Dynamics Corp., Senior Notes (3 mo. USD LIBOR + 0.380%)	2.111%	5/11/21	370,000	361,255	(a)(b)
Airlines — 0.3%
American Airlines Group Inc., Pass- Through Certificates Trust	4.100%	1/15/28	208,278	205,399
Delta Air Lines Pass-Through Certificates Trust	8.021%	8/10/22	20,003	20,579
Total Airlines				225,978
Electrical Equipment — 0.2%
ABB Finance USA Inc., Senior Notes	2.800%	4/3/20	140,000	140,001
Industrial Conglomerates — 1.5%
General Electric Co., Junior Subordinated Notes (5.000% to 1/21/21 then 3 mo. USD LIBOR + 3.330%)	5.000%	1/21/21	1,312,000	1,084,860	(b)(d)
Trading Companies & Distributors — 0.1%
United Rentals North America Inc., Senior Notes	6.500%	12/15/26	20,000	20,411
Total Industrials				1,832,505
Information Technology — 0.5%
Technology Hardware, Storage & Peripherals — 0.5%
Dell International LLC/EMC Corp., Senior Secured Notes	4.420%	6/15/21	340,000	340,044	(a)(c)
Materials — 0.8%
Chemicals — 0.4%
Equate Petrochemical BV, Senior Notes	3.000%	3/3/22	280,000	270,059	(c)
Metals & Mining — 0.4%
Anglo American Capital PLC, Senior Notes	4.125%	4/15/21	320,000	315,426	(c)
Total Materials				585,485

See Notes to Financial Statements.

6	Western Asset Variable Rate Strategic Fund Inc. 2020 Semi-Annual Report

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Utilities — 0.4%
Electric Utilities — 0.4%
FirstEnergy Corp., Senior Notes	2.850%	7/15/22	290,000	$283,237	(a)
Total Corporate Bonds & Notes (Cost — $31,343,173)				30,864,214
Collateralized Mortgage Obligations (e) — 42.4%
Adjustable Rate Mortgage Trust, 2005-11 5A1 (1 mo. USD LIBOR + 0.540%)	1.487%	2/25/36	74,203	44,010	(b)
Alternative Loan Trust, 2004-6CB A (1 mo. USD LIBOR + 0.580%)	1.527%	5/25/34	25,640	25,299	(b)
Banc of America Funding Corp., 2015-R3 2A2	1.757%	2/27/37	1,631,475	1,290,648	(b)(c)
Banc of America Funding Trust, 2004-B 6A1	2.529%	12/20/34	266,953	190,460	(b)
Banc of America Funding Trust, 2005-E 8A1 (Cost of Funds for the 11th District of San Francisco + 1.430%, min. coupon of 1.430%)	2.414%	6/20/35	185,683	126,254	(b)
Bear Stearns ALT-A Trust, 2004-3 A1 (1 mo. USD LIBOR + 0.640%)	1.587%	4/25/34	187,526	173,015	(b)
BHMS, 2018-ATLS A (1 mo. USD LIBOR + 1.250%)	1.955%	7/15/35	100,000	86,159	(b)(c)
BHMS, 2018-ATLS D (1 mo. USD LIBOR + 2.250%)	2.955%	7/15/35	280,000	191,297	(b)(c)
BX Commercial Mortgage Trust, 2020- BXLP A (1 mo. USD LIBOR + 0.800%)	1.505%	12/15/36	320,000	302,383	(b)(c)
BXMT Ltd., 2020-FL2 A (1 mo. USD LIBOR + 0.900%)	1.700%	2/16/37	290,000	248,497	(b)(c)
CD Mortgage Trust, 2016-CD2 A4	3.526%	11/10/49	250,000	272,145	(b)
CD Mortgage Trust, 2017-CD6 XA, IO	0.960%	11/13/50	6,504,763	316,310	(b)
CFK Trust, 2020-MF2 F	3.572%	3/15/39	210,000	129,691	(c)
CGDB Commercial Mortgage Trust, 2019- MOB A (1 mo. USD LIBOR + 0.950%)	1.655%	11/15/36	210,000	195,472	(b)(c)
Chevy Chase Funding LLC Mortgage- Backed Certificates, 2004-2A A1 (1 mo. USD LIBOR + 0.270%)	1.217%	5/25/35	136,772	126,976	(b)(c)
Chevy Chase Funding LLC Mortgage- Backed Certificates, 2004-3A A1 (1 mo. USD LIBOR + 0.250%)	1.197%	8/25/35	119,447	109,035	(b)(c)
CHL Mortgage Pass-Through Trust, 2004-20 2A1	3.255%	9/25/34	204,573	148,464	(b)
CHL Mortgage Pass-Through Trust, 2004-29 2A1 (1 mo. USD LIBOR + 0.660%)	1.607%	2/25/35	14,803	12,218	(b)

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2020 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

March 31, 2020

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (e) — continued
CHL Mortgage Pass-Through Trust, 2005-HYB9 3A1A (12 mo. USD LIBOR + 1.750%)	3.711%	2/20/36	171,672	$140,729	(b)
Citigroup Commercial Mortgage Trust, 2013-375P A	3.251%	5/10/35	340,000	341,257	(c)
Citigroup Commercial Mortgage Trust, 2019-SST2 A (1 mo. USD LIBOR + 0.920%)	1.625%	12/15/36	270,000	262,303	(b)(c)
Countrywide Home Loans Reperforming REMIC Trust, 2004-R1 2A	6.500%	11/25/34	23,821	23,013	(c)
Countrywide Home Loans Reperforming REMIC Trust, 2005-R2 2A1	7.000%	6/25/35	70,379	70,729	(c)
Countrywide Home Loans Reperforming REMIC Trust, 2006-R2 AF1 (1 mo. USD LIBOR + 0.420%)	1.367%	7/25/36	55,903	47,441	(b)(c)
CSMC Trust, 2015-2R 7A2	3.851%	8/27/36	1,200,245	798,570	(b)(c)
CSMC Trust, 2015-10R 3A2 (Federal Reserve U.S. 12 mo. Cumulative Avg 1 Year CMT + 0.840%)	2.893%	10/27/46	1,110,000	1,055,978	(b)(c)
CSMC Trust, 2018-J1 B2	3.667%	2/25/48	829,420	763,673	(b)(c)
CSMC Trust, 2019-NQM1 A2	2.860%	10/25/59	296,601	289,315	(b)(c)
CSMC Trust, 2019-UVIL A	3.160%	12/15/41	490,000	456,654	(c)
DBJPM Mortgage Trust, 2016-C1 ASB	3.038%	5/10/49	250,000	258,033
Deutsche Mortgage Securities Inc. Mortgage Loan Trust, 2004-4 3AR1	4.796%	6/25/34	163,092	148,856	(b)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2013-DN1 M2 (1 mo. USD LIBOR + 7.150%)	8.097%	7/25/23	336,702	323,190	(b)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2015-HQ1 M3 (1 mo. USD LIBOR + 3.800%)	4.747%	3/25/25	150,435	144,508	(b)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2016-DNA4 M2 (1 mo. USD LIBOR + 1.300%)	2.247%	3/25/29	140,516	138,720	(b)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2017-DNA2 B2 (1 mo. USD LIBOR + 11.250%)	12.197%	10/25/29	367,642	236,459	(b)

See Notes to Financial Statements.

8	Western Asset Variable Rate Strategic Fund Inc. 2020 Semi-Annual Report

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (e) — continued
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2018-HRP1 B2 (1 mo. USD LIBOR + 11.750%)	12.697%	4/25/43	245,699	$139,060	(b)(c)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2018-HRP2 B2 (1 mo. USD LIBOR + 10.500%)	11.447%	2/25/47	520,000	287,717	(b)(c)
Federal National Mortgage Association (FNMA) — CAS, 2013-C01 M2 (1 mo. USD LIBOR + 5.250%)	6.197%	10/25/23	243,149	240,418	(b)
Federal National Mortgage Association (FNMA) — CAS, 2014-C01 M2 (1 mo. USD LIBOR + 4.400%)	5.347%	1/25/24	310,431	292,297	(b)
Federal National Mortgage Association (FNMA) — CAS, 2014-C03 1M1 (1 mo. USD LIBOR + 3.000%)	3.947%	7/25/24	232,382	215,142	(b)
Federal National Mortgage Association (FNMA) — CAS, 2014-C04 1M2 (1 mo. USD LIBOR + 4.900%)	5.847%	11/25/24	319,068	307,337	(b)(c)
Federal National Mortgage Association (FNMA) — CAS, 2016-C01 1B (1 mo. USD LIBOR + 11.750%)	12.697%	8/25/28	257,529	182,859	(b)(c)
Federal National Mortgage Association (FNMA) — CAS, 2016-C02 1M2 (1 mo. USD LIBOR + 6.000%)	6.947%	9/25/28	212,121	209,219	(b)(c)
Federal National Mortgage Association (FNMA) — CAS, 2016-C04 1B (1 mo. USD LIBOR + 10.250%)	11.197%	1/25/29	896,042	635,170	(b)(c)
Federal National Mortgage Association (FNMA) — CAS, 2016-C04 1M2 (1 mo. USD LIBOR + 4.250%)	5.197%	1/25/29	881,401	838,119	(b)(c)
Federal National Mortgage Association (FNMA) — CAS, 2016-C06 1B (1 mo. USD LIBOR + 9.250%)	10.197%	4/25/29	1,007,460	613,329	(b)(c)
Federal National Mortgage Association (FNMA) — CAS, 2018-C03 1M1 (1 mo. USD LIBOR + 0.680%)	1.627%	10/25/30	105,977	104,248	(b)(c)
Federal National Mortgage Association (FNMA) — CAS, 2020-R01 1M1 (1 mo. USD LIBOR + 0.800%)	1.747%	1/25/40	247,385	238,543	(b)(c)

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2020 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

March 31, 2020

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (e) — continued
Federal National Mortgage Association (FNMA) REMIC, 2013-25 BI, IO	3.000%	3/25/33	5,132,176	$414,980
Federal National Mortgage Association (FNMA) REMIC, 2013-62 AI, IO	3.000%	6/25/33	3,905,880	373,621
Federal National Mortgage Association (FNMA) REMIC, 2019-38 CF (1 mo. USD LIBOR + 0.450%)	1.397%	7/25/49	801,448	795,241	(b)
Federal National Mortgage Association (FNMA) STRIPS, 347 2, IO	5.000%	1/25/34	534,851	101,602
Galton Funding Mortgage Trust, 2017-1 A22	3.000%	7/25/56	94,551	93,879	(b)(c)
GMACM Mortgage Loan Trust, 2005-AF2 A1	6.000%	12/25/35	687,271	631,929
Government National Mortgage Association (GNMA), 2010-H03 FA (1 mo. USD LIBOR + 0.550%)	2.163%	3/20/60	80,409	79,727	(a)(b)
Government National Mortgage Association (GNMA), 2010-H10 FC (1 mo. USD LIBOR + 1.000%)	2.613%	5/20/60	64,800	64,908	(a)(b)
Government National Mortgage Association (GNMA), 2010-H11 FA (1 mo. USD LIBOR + 1.000%)	2.613%	6/20/60	447,094	447,965	(a)(b)
Government National Mortgage Association (GNMA), 2011-H01 AF (1 mo. USD LIBOR + 0.450%)	2.112%	11/20/60	875,693	865,301	(a)(b)
Government National Mortgage Association (GNMA), 2011-H03 FA (1 mo. USD LIBOR + 0.500%)	2.162%	1/20/61	87,316	86,387	(a)(b)
Government National Mortgage Association (GNMA), 2011-H05 FA (1 mo. USD LIBOR + 0.500%)	2.162%	12/20/60	158,112	156,656	(a)(b)
Government National Mortgage Association (GNMA), 2011-H05 FB (1 mo. USD LIBOR + 0.500%)	2.162%	12/20/60	157,287	155,466	(a)(b)
Government National Mortgage Association (GNMA), 2011-H06 FA (1 mo. USD LIBOR + 0.450%)	2.112%	2/20/61	372,183	367,705	(a)(b)
Government National Mortgage Association (GNMA), 2011-H07 FA (1 mo. USD LIBOR + 0.500%)	2.162%	2/20/61	230,689	229,142	(a)(b)

See Notes to Financial Statements.

10	Western Asset Variable Rate Strategic Fund Inc. 2020 Semi-Annual Report

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (e) — continued
Government National Mortgage Association (GNMA), 2011-H08 FD (1 mo. USD LIBOR + 0.500%)	2.162%	2/20/61	229,062	$226,672	(a)(b)
Government National Mortgage Association (GNMA), 2011-H09 AF (1 mo. USD LIBOR + 0.500%)	2.162%	3/20/61	436,775	432,657	(a)(b)
Government National Mortgage Association (GNMA), 2011-H11 FB (1 mo. USD LIBOR + 0.500%)	2.162%	4/20/61	96,419	95,471	(a)(b)
Government National Mortgage Association (GNMA), 2012-H18 NA (1 mo. USD LIBOR + 0.520%)	2.182%	8/20/62	371,212	367,827	(a)(b)
Government National Mortgage Association (GNMA), 2012-H23 SA (1 mo. USD LIBOR + 0.530%)	2.192%	10/20/62	323,600	360,603	(a)(b)
Government National Mortgage Association (GNMA), 2012-H23 WA (1 mo. USD LIBOR + 0.520%)	2.182%	10/20/62	445,422	441,667	(a)(b)
GSMPS Mortgage Loan Trust, 2006-RP2 1AF1 (1 mo. USD LIBOR + 0.400%)	1.347%	4/25/36	188,103	143,587	(b)(c)
HarborView Mortgage Loan Trust, 2004-10 4A	3.829%	1/19/35	73,800	63,766	(b)
HarborView Mortgage Loan Trust, 2005-14 3A1A	4.261%	12/19/35	34,692	29,881	(b)
IndyMac INDX Mortgage Loan Trust, 2004-AR7 A2 (1 mo. USD LIBOR + 0.860%)	1.807%	9/25/34	106,063	90,354	(b)
JPMBB Commercial Mortgage Securities Trust, 2013-C17 ASB	3.705%	1/15/47	114,522	118,341
JPMorgan Chase Commercial Mortgage Securities Trust, 2020-NNN FFL (1 mo. USD LIBOR + 2.500%)	3.205%	1/16/37	400,000	323,731	(b)(c)
JPMorgan Chase Commercial Mortgage Securities Trust, 2020-NNN GFL (1 mo. USD LIBOR + 3.000%)	3.705%	1/16/37	400,000	324,684	(b)(c)
JPMorgan Chase Commercial Mortgage Securities Trust, 2020-NNN GFX	4.688%	1/16/37	390,000	326,800	(b)(c)
JPMorgan Mortgage Trust, 2005-A3 3A4	3.884%	6/25/35	77,642	72,019	(b)
Lanark Master Issuer PLC, 2018-1A 1A (3 mo. USD LIBOR + 0.420%)	2.103%	12/22/69	375,200	358,745	(b)(c)
MASTR Adjustable Rate Mortgages Trust, 2003-6 2A1	3.593%	12/25/33	32,132	28,172	(b)

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2020 Semi-Annual Report	11

Schedule of investments (unaudited) (cont’d)

March 31, 2020

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (e) — continued
MASTR Reperforming Loan Trust, 2005-2 1A1F (1 mo. USD LIBOR + 0.350%)	1.297%	5/25/35	630,461	$290,158	(b)(c)
MASTR Reperforming Loan Trust, 2006-2 2A1	3.948%	5/25/36	70,381	59,375	(b)(c)
Morgan Stanley Bank of America Merrill Lynch Trust, 2016-C32 ASB	3.514%	12/15/49	350,000	370,585
Morgan Stanley Capital I Trust, 2017- ASHF A (1 mo. USD LIBOR + 0.850%)	1.555%	11/15/34	112,564	101,148	(b)(c)
Morgan Stanley Capital I Trust, 2019-BPR A (1 mo. USD LIBOR + 1.400%)	2.105%	5/15/36	160,000	149,287	(b)(c)
Morgan Stanley Mortgage Loan Trust, 2006-6AR 2A	3.714%	5/25/36	271,230	219,764	(b)
Morgan Stanley Re-REMIC Trust, 2015-R2 1A1 (Federal Reserve U.S. 12 mo. Cumulative Avg 1 Year CMT + 0.710%)	2.763%	12/27/46	93,486	94,720	(b)(c)
Morgan Stanley Re-REMIC Trust, 2015-R2 1B (Federal Reserve U.S. 12 mo. Cumulative Avg 1 Year CMT + 0.710%)	2.763%	12/27/46	1,441,235	1,013,527	(b)(c)
Morgan Stanley Re-REMIC Trust, 2015-R6 1A1 (1 mo. USD LIBOR + 0.260%)	2.147%	7/26/45	97,580	91,978	(b)(c)
MortgageIT Trust, 2005-3 A1 (1 mo. USD LIBOR + 0.600%)	1.547%	8/25/35	138,192	126,257	(b)
MSCG Trust, 2016-SNR A	3.348%	11/15/34	56,179	55,758	(b)(c)
Natixis Commercial Mortgage Securities Trust, 2019-TRUE A (1 mo. USD LIBOR + 2.011%)	2.622%	4/18/24	410,000	394,137	(b)(c)
New Residential Mortgage Loan Trust, 2015-1A A3	3.750%	5/28/52	255,702	264,598	(b)(c)
New Residential Mortgage Loan Trust, 2017-1A A1	4.000%	2/25/57	389,344	405,801	(b)(c)
Nomura Asset Acceptance Corp.
Alternative Loan Trust, 2007-1 1A4	6.138%	3/25/47	268,199	253,651
Nomura Resecuritization Trust, 2015-1R 2A2	3.575%	10/26/36	213,477	213,909	(b)(c)
One Market Plaza Trust, 2017-1MKT A	3.614%	2/10/32	320,000	318,114	(c)
PMT Credit Risk Transfer Trust, 2019-1R A (1 mo. USD LIBOR + 2.000%)	3.613%	3/27/24	388,170	373,469	(b)(c)
Prime Mortgage Trust, 2006-DR1 2A2	6.000%	5/25/35	358,898	205,515	(c)
Structured Asset Mortgage Investments II Trust, 2004-AR3 1A1 (1 mo. USD LIBOR + 0.600%)	1.350%	7/19/34	127,916	112,814	(b)

See Notes to Financial Statements.

12	Western Asset Variable Rate Strategic Fund Inc. 2020 Semi-Annual Report

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (e) — continued
Structured Asset Securities Corp., 2005- RF2 A (1 mo. USD LIBOR + 0.350%)	1.297%	4/25/35	120,358	$99,736	(b)(c)
Tharaldson Hotel Portfolio Trust, 2018-THL D (1 mo. USD LIBOR + 2.000%)	3.005%	11/11/34	267,327	231,552	(b)(c)
UBS Commercial Mortgage Trust, 2017-C4 A4	3.563%	10/15/50	410,000	437,386
WaMu Mortgage Pass-Through Certificates Trust, 2004-AR11 A	4.215%	10/25/34	57,338	53,051	(b)
WaMu Mortgage Pass-Through Certificates Trust, 2004-AR12 A2A (1 mo. USD LIBOR + 0.780%)	1.727%	10/25/44	58,977	53,506	(b)
WaMu Mortgage Pass-Through Certificates Trust, 2005-4 CB9 (1 mo. USD LIBOR + 0.400%)	1.347%	6/25/35	315,081	251,314	(b)
WaMu Mortgage Pass-Through Certificates Trust, 2005-AR1 A2A3 (1 mo. USD LIBOR + 0.800%)	1.747%	1/25/45	50,224	46,177	(b)
WaMu Mortgage Pass-Through Certificates Trust, 2005-AR6 2A1A (1 mo. USD LIBOR + 0.460%)	1.407%	4/25/45	247,586	229,584	(b)
WaMu Mortgage Pass-Through Certificates Trust, 2005-AR8 2AB3 (1 mo. USD LIBOR + 0.720%)	2.347%	7/25/45	382,997	318,282	(b)
WaMu Mortgage Pass-Through Certificates Trust, 2005-AR13 A1B3 (1 mo. USD LIBOR + 0.360%)	1.307%	10/25/45	228,831	208,049	(b)
WaMu Mortgage Pass-Through Certificates Trust, 2005-AR13 A1C3 (1 mo. USD LIBOR + 0.490%)	1.437%	10/25/45	97,591	85,910	(b)
WaMu Mortgage Pass-Through Certificates Trust, 2006-AR13 2A (Cost of Funds for the 11th District of San Francisco + 1.500%, min. coupon of 1.500%)	2.484%	10/25/46	221,651	178,708	(b)
Wells Fargo Commercial Mortgage Trust, 2015-C31 D	3.852%	11/15/48	364,630	285,511
Wells Fargo Commercial Mortgage Trust, 2015-NXS3 ASB	3.371%	9/15/57	140,000	145,062
Total Collateralized Mortgage Obligations (Cost — $33,138,890)				30,199,098

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2020 Semi-Annual Report	13

Schedule of investments (unaudited) (cont’d)

March 31, 2020

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Asset-Backed Securities — 25.7%
ACIS CLO Ltd., 2014-3A A1A (3 mo. USD LIBOR + 1.510%)	3.273%	2/1/26	78,578	$78,129	(b)(c)
ACIS CLO Ltd., 2014-3A A2A (3 mo. USD LIBOR + 1.550%)	3.313%	2/1/26	55,722	56,159	(b)(c)
ACIS CLO Ltd., 2015-6A A1 (3 mo. USD LIBOR + 1.590%)	3.353%	5/1/27	270,178	267,598	(b)(c)
Allegro CLO II-S Ltd., 2014-1RA A1 (3 mo. USD LIBOR + 1.080%)	2.899%	10/21/28	250,000	237,905	(b)(c)
Ameriquest Mortgage Securities Inc., Asset-Backed Pass-Through Certificates, 2002-AR1 M1 (1 mo. USD LIBOR + 1.065%)	2.698%	9/25/32	60,970	58,477	(b)
Ameriquest Mortgage Securities Inc., Asset-Backed Pass-Through Certificates, 2005-R7 M2 (1 mo. USD LIBOR + 0.500%)	1.447%	9/25/35	196,574	193,892	(b)
Apex Credit CLO Ltd., 2017-1A A1 (3 mo. USD LIBOR + 1.470%)	3.271%	4/24/29	200,000	191,548	(b)(c)
Ares XLIV CLO Ltd., 2017-44A C (3 mo. USD LIBOR + 3.450%)	5.281%	10/15/29	250,000	199,583	(b)(c)
Argent Securities Inc., Asset-Backed Pass- Through Certificates, 2003-W3 M1 (1 mo. USD LIBOR + 1.125%)	2.072%	9/25/33	24,093	19,502	(b)
Avis Budget Rental Car Funding AESOP LLC, 2019-1A C	4.530%	3/20/23	108,000	106,832	(c)
Bear Stearns Asset-Backed Securities Trust, 2007-SD1 1A2A	6.000%	10/25/36	441,725	295,892
Bowman Park CLO Ltd., 2014-1A AR (3 mo. USD LIBOR + 1.180%)	2.863%	11/23/25	103,666	102,817	(b)(c)
Carlyle Global Market Strategies CLO Ltd., 2014-3RA A1A (3 mo. USD LIBOR + 1.050%)	2.844%	7/27/31	250,000	237,519	(b)(c)
Carlyle US CLO Ltd., 2017-2A A1B (3 mo. USD LIBOR + 1.220%)	3.039%	7/20/31	250,000	233,712	(b)(c)
Carlyle US CLO Ltd., 2017-2A C (3 mo. USD LIBOR + 3.700%)	5.519%	7/20/31	250,000	176,550	(b)(c)
Chase Funding Trust, 2004-1 1A7	4.985%	11/25/33	157,090	156,798
Citigroup Mortgage Loan Trust Inc., 2005- OPT1 M1 (1 mo. USD LIBOR + 0.630%)	1.577%	2/25/35	197,937	179,004	(b)
Conseco Finance Corp., 1997-4 M1	7.220%	2/15/29	249,922	192,982	(b)

See Notes to Financial Statements.

14	Western Asset Variable Rate Strategic Fund Inc. 2020 Semi-Annual Report

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Asset-Backed Securities — continued
Countrywide Asset-Backed Certificates Trust, 2007-13 2A1 (1 mo. USD LIBOR + 0.900%)	1.847%	10/25/47	502,569	$439,209	(b)
Countrywide Home Equity Loan Trust, 2006-HW 2A1B (1 mo. USD LIBOR + 0.150%)	0.855%	11/15/36	263,219	207,626	(b)
Credit-Based Asset Servicing & Securitization LLC, 2007-SP1 A4	5.260%	12/25/37	139,364	138,779	(b)(c)
Domino’s Pizza Master Issuer LLC, 2017-1A A2I (3 mo. USD LIBOR + 1.250%)	3.044%	7/25/47	488,750	463,782	(b)(c)
GreenPoint Home Equity Loan Trust, 2004-4 A (1 mo. USD LIBOR + 0.280%)	0.985%	8/15/30	28,699	27,062	(b)
Grippen Park CLO Ltd., 2017-1A D (3 mo. USD LIBOR + 3.300%)	5.119%	1/20/30	500,000	403,358	(b)(c)
GSAA Home Equity Trust, 2006-5 2A3 (1 mo. USD LIBOR + 0.270%)	1.217%	3/25/36	611,207	363,416	(b)
GSAMP Trust, 2004-OPT B1 (1 mo. USD LIBOR + 2.400%)	4.023%	11/25/34	47,651	31,075	(b)
GSRPM Mortgage Loan Trust, 2007-1 A (1 mo. USD LIBOR + 0.400%)	1.347%	10/25/46	223,599	135,975	(b)(c)
Halcyon Loan Advisors Funding Ltd., 2015-2A AR (3 mo. USD LIBOR + 1.080%)	2.874%	7/25/27	189,241	186,112	(b)(c)
Home Equity Loan Trust, 2006-HSA3 A (1 mo. USD LIBOR + 0.130%)	1.077%	5/25/36	308,502	294,567	(b)
Home Equity Mortgage Loan Asset- Backed Trust, 2005-C M2 (1 mo. USD LIBOR + 0.500%)	1.447%	10/25/35	790,000	702,712	(b)
Home Equity Mortgage Loan Asset- Backed Trust, 2006-A A (1 mo. USD LIBOR + 0.260%)	1.207%	6/25/36	1,976,958	173,907	(b)
Jamestown CLO X Ltd., 2017-10A A2 (3 mo. USD LIBOR + 1.850%)	3.686%	7/17/29	250,000	230,345	(b)(c)
LCM XVIII LP, 19A AR (3 mo. USD LIBOR + 1.240%)	3.071%	7/15/27	250,000	246,441	(b)(c)
LCM XX LP, 20A AR (3 mo. USD LIBOR + 1.040%)	2.859%	10/20/27	250,000	245,533	(b)(c)
Legacy Mortgage Asset Trust, 2019-GS1 A1	4.000%	1/25/59	635,338	582,810	(c)
Lehman XS Trust, 2006-8 2A4A (1 mo. USD LIBOR + 0.260%)	1.207%	6/25/36	1,076,958	880,380	(b)

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2020 Semi-Annual Report	15

Schedule of investments (unaudited) (cont’d)

March 31, 2020

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Asset-Backed Securities — continued
Long Beach Mortgage Loan Trust, 2001-3 M1 (1 mo. USD LIBOR + 0.825%)	1.772%	9/25/31	11,414	$11,331	(b)
Long Beach Mortgage Loan Trust, 2002-1 2M1 (1 mo. USD LIBOR + 1.125%)	2.072%	5/25/32	44,406	43,910	(b)
Monroe Capital BSL CLO Ltd., 2015-1A BR (3 mo. USD LIBOR + 1.750%)	3.433%	5/22/27	100,000	94,169	(b)(c)
Navient Student Loan Trust, 2015-1 A2 (1 mo. USD LIBOR + 0.600%)	1.547%	4/25/40	113,204	108,351	(b)
New Century Home Equity Loan Trust, 2004-3 M1 (1 mo. USD LIBOR + 0.930%)	1.877%	11/25/34	555,715	499,228	(b)
NovaStar Mortgage Funding Trust, 2004-1 M3 (1 mo. USD LIBOR + 0.825%)	1.772%	6/25/34	428,129	409,444	(b)
OneMain Financial Issuance Trust, 2016-3A A	3.830%	6/18/31	925,000	856,821	(c)
Option One Mortgage Loan Trust, 2005-3 M4 (1 mo. USD LIBOR + 0.930%)	1.877%	8/25/35	520,000	308,460	(b)
Origen Manufactured Housing Contract Trust, 2007-A A2	4.355%	4/15/37	255,474	232,108	(b)
RAAC Trust, 2006-RP3 A (1 mo. USD LIBOR + 0.270%)	1.217%	5/25/36	272,683	265,006	(b)(c)
RAMP Trust, 2003-RS7 MII1 (1 mo. USD LIBOR + 1.125%)	2.072%	8/25/33	16,776	15,884	(b)
RAMP Trust, 2006-NC3 M1 (1 mo. USD LIBOR + 0.340%)	1.287%	3/25/36	800,000	681,313	(b)
RASC Trust, 2005-KS12 M4 (1 mo. USD LIBOR + 0.640%)	1.587%	1/25/36	460,000	300,913	(b)
RASC Trust, 2006-KS2 M3 (1 mo. USD LIBOR + 0.410%)	1.357%	3/25/36	1,260,000	990,357	(b)
Recette CLO Ltd., 2015-1A AR (3 mo. USD LIBOR + 0.920%)	2.739%	10/20/27	185,078	181,430	(b)(c)
Renaissance Home Equity Loan Trust, 2003-2 A (1 mo. USD LIBOR + 0.880%)	1.827%	8/25/33	52,379	46,633	(b)
SACO I Trust, 2006-3 A3 (1 mo. USD LIBOR + 0.460%)	1.407%	4/25/36	68,079	66,543	(b)
SACO I Trust, 2006-4 A1 (1 mo. USD LIBOR + 0.340%)	1.287%	3/25/36	61,350	60,588	(b)
Seneca Park CLO Ltd., 2014-1A AR (3 mo. USD LIBOR + 1.120%)	2.956%	7/17/26	64,850	64,662	(b)(c)
SLM Private Credit Student Loan Trust, 2007-A A4A (3 mo. USD LIBOR + 0.240%)	0.981%	12/16/41	474,011	420,241	(b)

See Notes to Financial Statements.

16	Western Asset Variable Rate Strategic Fund Inc. 2020 Semi-Annual Report

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Asset-Backed Securities — continued
SLM Student Loan Trust, 2006-10 A6 (3 mo. USD LIBOR + 0.150%)	1.944%	3/25/44	960,000	$863,631	(b)
SMB Private Education Loan Trust, 2016-C A2A	2.340%	9/15/34	522,006	523,394	(c)
Structured Asset Investment Loan Trust, 2004-9 M4 (1 mo. USD LIBOR + 1.950%)	2.897%	10/25/34	117,619	93,672	(b)
Structured Asset Securities Corp. Mortgage Loan Trust, 2006-GEL4 M1 (1 mo. USD LIBOR + 0.570%)	1.517%	10/25/36	830,000	768,427	(b)(c)
Sudbury Mill CLO Ltd., 2013-1A A1R (3 mo. USD LIBOR + 1.150%)	2.986%	1/17/26	276,658	274,972	(b)(c)
Terwin Mortgage Trust, 2004-5HE M1 (1 mo. USD LIBOR + 0.885%)	1.832%	6/25/35	445,682	401,582	(b)
THL Credit Wind River CLO Ltd., 2016-1A BR (3 mo. USD LIBOR + 1.650%)	3.481%	7/15/28	250,000	231,862	(b)(c)
Tryon Park CLO Ltd., 2013-1A A1SR (3 mo. USD LIBOR + 0.890%)	2.721%	4/15/29	250,000	242,931	(b)(c)
Venture XXVIII CLO Ltd., 2017-28A A2 (3 mo. USD LIBOR + 1.110%)	2.929%	7/20/30	300,000	282,008	(b)(c)
ZAIS CLO 13 Ltd., 2019-13A A1A (3 mo. USD LIBOR + 1.490%)	3.321%	7/15/32	250,000	233,968	(b)(c)
Total Asset-Backed Securities (Cost — $19,707,855)				18,311,827
Senior Loans — 5.1%
Communication Services — 1.7%
Diversified Telecommunication Services — 0.4%
Virgin Media Bristol LLC, Term Loan Facility N (1 mo. USD LIBOR + 2.500%)	3.205%	1/31/28	257,809	245,563	(b)(f)(g)
Media — 1.3%
Charter Communications Operating LLC, Term Loan B1 (1 mo. USD LIBOR + 1.750%)	2.740%	4/30/25	119,694	115,505	(b)(f)(g)
Nexstar Broadcasting Inc., Term Loan B4 (1 mo. USD LIBOR + 2.750%)	4.331%	9/18/26	115,564	109,208	(b)(f)(g)
Terrier Media Buyer Inc., Term Loan (3 mo. USD LIBOR + 4.250%)	5.700%	12/17/26	109,725	95,118	(b)(f)(g)
Univision Communications Inc., 2017 Replacement Term Loan (1 mo. USD LIBOR + 2.750%)	3.750%	3/15/24	719,663	615,312	(b)(f)(g)
Total Media				935,143
Total Communication Services				1,180,706

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2020 Semi-Annual Report	17

Schedule of investments (unaudited) (cont’d)

March 31, 2020

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Consumer Discretionary — 0.6%
Hotels, Restaurants & Leisure — 0.3%
Hilton Worldwide Finance LLC, Refinance Term Loan B2 (1 mo. USD LIBOR + 1.750%)	2.697%	6/22/26	120,000	$112,500	(b)(f)(g)
Scientific Games International Inc., Initial Term Loan B5	—	8/14/24	119,695	97,252	(h)
Total Hotels, Restaurants & Leisure				209,752
Specialty Retail — 0.3%
Michaels Stores Inc., 2018 New Replacement Term Loan B	3.500-3.568%	1/30/23	233,170	197,029	(b)(f)(g)(i)
Total Consumer Discretionary				406,781
Financials — 0.8%
Capital Markets — 0.3%
First Eagle Holdings Inc., 2018 Refinancing Term Loan B (3 mo. USD LIBOR + 2.500%)	3.950%	2/1/27	119,700	101,595	(b)(f)(g)
Focus Financial Partners LLC, Term Loan B3 (1 mo. USD LIBOR + 2.000%)	2.989%	7/3/24	119,696	110,120	(b)(f)(g)
Total Capital Markets				211,715
Diversified Financial Services — 0.3%
RPI 2019 Intermediate Finance Trust, Term Loan B1 (1 mo. USD LIBOR + 1.750%)	2.739%	2/5/27	109,725	102,410	(b)(f)(g)
Trans Union LLC, Term Loan B5 (1 mo. USD LIBOR + 1.750%)	2.739%	11/16/26	119,691	115,402	(b)(f)(g)
Total Diversified Financial Services				217,812
Insurance — 0.2%
Asurion LLC, New Term Loan B7 (1 mo. USD LIBOR + 3.000%)	3.989%	11/3/24	119,695	112,713	(b)(f)(g)
Total Financials				542,240
Health Care — 0.8%
Health Care Providers & Services — 0.7%
Elanco Animal Health Inc., Term Loan B	—	2/4/27	140,000	134,313	(h)
Grifols Worldwide Operations USA Inc., Term Loan B (1 week USD LIBOR + 2.000%)	2.684%	11/15/27	119,700	114,712	(b)(f)(g)
LifePoint Health Inc., First Lien Term Loan B (1 mo. USD LIBOR + 3.750%)	4.739%	11/17/25	120,000	112,600	(b)(f)(g)
Sotera Health Holdings LLC, First Lien Initial Term Loan	—	12/11/26	120,000	107,000	(h)
Total Health Care Providers & Services				468,625

See Notes to Financial Statements.

18	Western Asset Variable Rate Strategic Fund Inc. 2020 Semi-Annual Report

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Health Care Technology — 0.1%
Change Healthcare Holdings LLC, Closing Date Term Loan (1 mo. USD LIBOR + 2.500%)	3.489-3.500%	3/1/24	119,686	$110,510	(b)(f)(g)
Total Health Care				579,135
Industrials — 0.9%
Airlines — 0.5%
American Airlines Inc., 2017 Replacement Term Loan B (1 mo. USD LIBOR + 2.000%)	2.705%	12/14/23	272,194	227,554	(b)(f)(g)
American Airlines Inc., 2017 Term Loan B	—	4/28/23	120,000	100,320	(h)
Total Airlines				327,874
Commercial Services & Supplies — 0.1%
APi Group DE Inc., Initial Term Loan (1 mo. USD LIBOR + 2.500%)	3.489%	10/1/26	119,700	110,124	(b)(f)(g)
Electrical Equipment — 0.1%
Brookfield WEC Holdings Inc., Refinancing Term Loan (1 mo. USD LIBOR + 3.000%)	3.989%	8/1/25	119,697	114,161	(b)(f)(g)
Road & Rail — 0.2%
Genesee & Wyoming Inc., Initial Term Loan (3 mo. USD LIBOR + 2.000%)	3.450%	12/30/26	120,000	116,250	(b)(f)(g)
Total Industrials				668,409
Information Technology — 0.1%
Software — 0.1%
DCert Buyer Inc., First Lien Initial Term Loan (1 mo. USD LIBOR + 4.000%)	4.989%	10/16/26	120,000	107,900	(b)(f)(g)
Materials — 0.2%
Containers & Packaging — 0.2%
Reynolds Consumer Products LLC, Initial Term Loan (3 mo. USD LIBOR + 1.750%)	3.501%	2/4/27	120,000	113,925	(b)(f)(g)
Total Senior Loans (Cost — $3,982,245)				3,599,096
Mortgage-Backed Securities — 3.9%
FHLMC — 0.1%
Federal Home Loan Mortgage Corp. (FHLMC)	4.000%	5/1/49	68,142	72,694	(a)
FNMA — 2.0%
Federal National Mortgage Association (FNMA)	3.525%	2/1/29	540,000	624,690
Federal National Mortgage Association (FNMA)	4.500%	8/1/48	280,771	303,226	(a)

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2020 Semi-Annual Report	19

Schedule of investments (unaudited) (cont’d)

March 31, 2020

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
FNMA — continued
Federal National Mortgage Association (FNMA)	3.500%	4/1/49	175,781		$186,224	(a)
Federal National Mortgage Association (FNMA)	3.000%	11/1/49-1/1/50	295,215		309,981	(a)
Total FNMA					1,424,121
GNMA — 1.8%
Government National Mortgage Association (GNMA)	6.500%	8/15/34	71,857		84,279	(a)
Government National Mortgage Association (GNMA) II (1 mo. USD LIBOR + 1.158%)	2.957%	7/20/60	78,579		80,017	(a)(b)
Government National Mortgage Association (GNMA) II (UST Yield Curve CMT 1 year + 1.087%)	2.618%	8/20/58	85,454		86,700	(a)(b)
Government National Mortgage Association (GNMA) II (UST Yield Curve CMT 1 year + 1.224%)	2.756%	7/20/60	82,312		84,009	(a)(b)
Government National Mortgage Association (GNMA) II (UST Yield Curve CMT 1 year + 1.374%)	2.904%	12/20/59	88,700		90,699	(a)(b)
Government National Mortgage Association (GNMA) II (UST Yield Curve CMT 1 year + 1.410%)	2.940%	12/20/59	416,522		425,545	(a)(b)
Government National Mortgage Association (GNMA) II (UST Yield Curve CMT 1 year + 1.440%)	2.970%	10/20/59-1/20/60	414,142		424,427	(a)(b)
Total GNMA					1,275,676
Total Mortgage-Backed Securities (Cost — $2,648,792)					2,772,491
Sovereign Bonds — 3.9%
Brazil — 0.9%
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/21	1,885,000	BRL	380,158
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/23	1,233,000	BRL	264,045
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/27	108,000	BRL	23,607
Total Brazil					667,810
Mexico — 1.4%
Mexican Bonos, Senior Notes	8.500%	5/31/29	13,670,000	MXN	622,501

See Notes to Financial Statements.

20	Western Asset Variable Rate Strategic Fund Inc. 2020 Semi-Annual Report

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Mexico — continued
Mexico Government International Bond, Senior Notes	6.750%	9/27/34	85,000	$112,201	(a)
Mexico Government International Bond, Senior Notes	5.550%	1/21/45	210,000	238,088	(a)
Total Mexico				972,790
Qatar — 0.3%
Qatar Government International Bond, Senior Notes	3.875%	4/23/23	200,000	206,253	(j)
Russia — 0.6%
Russian Foreign Bond — Eurobond, Senior Notes	12.750%	6/24/28	254,000	422,275	(j)
United Arab Emirates — 0.7%
Abu Dhabi Government International Bond, Senior Notes	2.500%	10/11/22	270,000	271,665	(c)
Abu Dhabi Government International Bond, Senior Notes	2.125%	9/30/24	210,000	207,742	(c)
Total United Arab Emirates				479,407
Total Sovereign Bonds (Cost — $3,046,877)				2,748,535

			Shares
Preferred Stocks — 1.7%
Financials — 1.7%
Capital Markets — 1.7%
State Street Corp. (5.900% to 3/15/24 then 3 mo. USD LIBOR + 3.108%) (Cost — $1,275,960)	5.900%		49,000	1,192,660	(b)
Total Investments before Short-Term Investments (Cost — $95,143,792)				89,687,921
Short-Term Investments — 1.5%
Dreyfus Government Cash Management, Institutional Shares (Cost — $1,091,429)	0.272%		1,091,429	1,091,429
Total Investments — 127.5% (Cost — $96,235,221)				90,779,350
Liabilities in Excess of Other Assets — (27.5)%				(19,577,450)
Total Net Assets — 100.0%				$71,201,900

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2020 Semi-Annual Report	21

Schedule of investments (unaudited) (cont’d)

March 31, 2020

Western Asset Variable Rate Strategic Fund Inc.

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.

(b)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(d)	Security has no maturity date. The date shown represents the next call date.

(e)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(f)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(g)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(h)	All or a portion of this loan is unfunded as of March 31, 2020. The interest rate for fully unfunded term loans is to be determined.

(i)	Security is valued using significant unobservable inputs (Note 1).

(j)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

Abbreviations used in this schedule:

BRL	— Brazilian Real

CAS	— Connecticut Avenue Securities

CLO	— Collateralized Loan Obligation

CMT	— Constant Maturity Treasury

IO	— Interest Only

LIBOR	— London Interbank Offered Rate

MXN	— Mexican Peso

REMIC	— Real Estate Mortgage Investment Conduit

Re-REMIC	— Resecuritization of Real Estate Mortgage Investment Conduit

STRIPS	— Separate Trading of Registered Interest and Principal Securities

USD	— United States Dollar

UST	— United States Treasury

See Notes to Financial Statements.

22	Western Asset Variable Rate Strategic Fund Inc. 2020 Semi-Annual Report

Western Asset Variable Rate Strategic Fund Inc.

At March 31, 2020, the Fund had the following open reverse repurchase agreements:

Counterparty	Rate	Effective Date	Maturity Date	Face Amount of Reverse Repurchase Agreements	Asset Class of Collateral*	Collateral Value
Bank of America N.A.	1.100%	3/20/2020	4/20/2020	$837,000	Collateralized Mortgage Obligations	$973,921
Bank of America N.A.	1.150%	3/23/2020	4/23/2020	739,000	Collateralized Mortgage Obligations	865,301
Bank of America N.A.	1.400%	3/5/2020	6/5/2020	755,000	Collateralized Mortgage Obligations	818,297
					Mortgage-Backed Securities	86,700
Bank of America N.A.	1.880%	2/24/2020	5/22/2020	1,493,000	Collateralized Mortgage Obligations	537,138
					Mortgage-Backed Securities	1,104,697
Bank of America N.A.	1.900%	2/4/2020	5/4/2020	1,089,000	Collateralized Mortgage Obligations	1,183,497
Barclays Bank PLC	2.600%	6/14/2018	TBD**	265,819	Sovereign Bonds	350,289
RBC Capital Markets	1.400%	3/4/2020	6/2/2020	3,009,305	Corporate Bonds & Notes	2,847,594
					Cash	182,247
RBC Capital Markets	1.790%	2/24/2020	5/22/2020	905,000	Mortgage-Backed Securities	956,404
					Cash	54,808
RBC Capital Markets	1.850%	3/2/2020	5/29/2020	11,689,725	Corporate Bonds & Notes	11,731,471
					Cash	707,945
				$20,782,849		$22,400,309

*	Refer to the Schedule of Investments for positions held at the counterparty as collateral for reverse repurchase agreements.

**

TBD — To Be Determined; These reverse repurchase agreements have no maturity dates because they are renewed daily and can be terminated by either the Fund or the counterparty in accordance with the terms of the agreements. The rates for these agreements are variable. The rate disclosed is the rate as of March 31, 2020.

Schedule of Written Options
Exchange-Traded Written Options
Security	Expiration Date	Strike Price	Contracts	Notional Amount	Value
U.S. Treasury 5-Year Notes Futures, Put	4/24/20	$122.50	10	$10,000	$(547)
U.S. Treasury 5-Year Notes Futures, Put	4/24/20	122.75	10	10,000	(625)
U.S. Treasury 5-Year Notes Futures, Put	4/24/20	124.00	41	41,000	(4,164)
U.S. Treasury 5-Year Notes Futures, Put	4/24/20	124.25	13	13,000	(1,625)
U.S. Treasury 5-Year Notes Futures, Put	5/22/20	124.00	25	25,000	(5,469)
U.S. Treasury 5-Year Notes Futures, Put	5/22/20	124.50	12	12,000	(3,562)

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2020 Semi-Annual Report	23

Schedule of investments (unaudited) (cont’d)

March 31, 2020

Western Asset Variable Rate Strategic Fund Inc.

Schedule of Written Options (cont’d)
Security	Expiration Date	Strike Price	Contracts	Notional Amount	Value
U.S. Treasury 5-Year Notes Futures, Put	5/22/20	$124.75	1	$1,000	$(352)
U.S. Treasury 10-Year Notes Futures, Call	4/24/20	141.00	7	7,000	(1,750)
U.S. Treasury 10-Year Notes Futures, Put	4/24/20	131.00	7	7,000	(437)
Total Exchange-Traded Written Options (Premiums received — $75,743)					$(18,531)

At March 31, 2020, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
30-Day Federal Funds	10	5/20	$4,111,410	$4,164,083	$52,673
30-Day Federal Funds	10	7/20	4,117,849	4,164,500	46,651
90-Day Eurodollar	84	6/20	20,675,577	20,889,750	214,173
90-Day Eurodollar	17	12/20	4,165,027	4,235,550	70,523
U.S. Treasury 5-Year Notes	17	6/20	2,105,256	2,131,110	25,854
U.S. Treasury 10-Year Notes	137	6/20	18,253,384	19,000,188	746,804
					1,156,678
Contracts to Sell:
90-Day Eurodollar	116	3/21	28,905,744	28,917,350	(11,606)
U.S. Treasury 2-Year Notes	33	6/20	7,185,193	7,272,633	(87,440)
U.S. Treasury Long-Term
Bonds	18	6/20	2,968,968	3,223,125	(254,157)
					(353,203)
Net unrealized appreciation on open futures contracts					$803,475

At March 31, 2020, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	170,000	USD	131,134	Citibank N.A.	4/17/20	$(10,311)
CAD	361,353	USD	277,587	Citibank N.A.	4/17/20	(20,765)
CAD	580,000	USD	447,400	Citibank N.A.	4/17/20	(35,181)
USD	29,103	BRL	119,000	Citibank N.A.	4/17/20	6,227
USD	91,094	GBP	69,377	Citibank N.A.	4/17/20	4,891
MXN	14,070,000	USD	737,043	Goldman Sachs Group Inc.	4/17/20	(145,642)
USD	644	BRL	3,330	Goldman Sachs Group Inc.	4/17/20	4
Total						$(200,777)

See Notes to Financial Statements.

24	Western Asset Variable Rate Strategic Fund Inc. 2020 Semi-Annual Report

Western Asset Variable Rate Strategic Fund Inc.

Abbreviations used in this table:

BRL	— Brazilian Real

CAD	— Canadian Dollar

GBP	— British Pound

MXN	— Mexican Peso

USD	— United States Dollar

At March 31, 2020, the Fund had the following open swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAPS
	Notional Amount	Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Depreciation
	$2,500,000	6/28/23	1.238% semi-annually	3-Month LIBOR quarterly	$(2,348)	$(60,879)
	3,860,000	7/9/23	2.902% semi-annually	3-Month LIBOR quarterly	(20,893)	(285,828)
	1,869,000	6/30/26	1.550% semi-annually	3-Month LIBOR quarterly	5,905	(118,482)
	19,100,000	7/5/28	3.000% semi-annually	3-Month LIBOR quarterly	(108,943)	(3,514,226)
Total	$27,329,000				$(126,279)	$(3,979,415)

†	Percentage shown is an annual percentage rate.

Abbreviations used in this table:

LIBOR	— London Interbank Offered Rate

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2020 Semi-Annual Report	25

Statement of assets and liabilities (unaudited)

March 31, 2020

Assets:
Investments, at value (Cost — $96,235,221)	$90,779,350
Foreign currency, at value (Cost — $269,365)	234,717
Deposits with brokers for open reverse repurchase agreements	945,000
Deposits with brokers for centrally cleared swap contracts	876,332
Interest receivable	484,864
Deposits with brokers for open futures contracts and exchange-traded options	290,174
Receivable from broker — variation margin on centrally cleared swap contracts	85,835
Receivable from broker — variation margin on open futures contracts	18,710
Unrealized appreciation on forward foreign currency contracts	11,122
Foreign currency collateral for centrally cleared swap contracts, at value (Cost — $126)	123
Prepaid expenses	12,194
Total Assets	93,738,421

Liabilities:
Payable for open reverse repurchase agreements (Note 3)	20,782,849
Payable for securities purchased	926,695
Distributions payable	361,801
Unrealized depreciation on forward foreign currency contracts	211,899
Investment management fee payable	60,960
Interest payable	43,050
Due to custodian	39,550
Written options, at value (premiums received — $75,743)	18,531
Directors’ fees payable	3,014
Accrued expenses	88,172
Total Liabilities	22,536,521
Total Net Assets	$71,201,900

Net Assets:
Par value ($0.001 par value; 4,668,407 shares issued and outstanding; 100,000,000 shares authorized)	$ 4,668
Paid-in capital in excess of par value	90,219,240
Total distributable earnings (loss)	(19,022,008)
Total Net Assets	$71,201,900

Shares Outstanding	4,668,407

Net Asset Value	$15.25

See Notes to Financial Statements.

26	Western Asset Variable Rate Strategic Fund Inc. 2020 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended March 31, 2020

Investment Income:
Interest	$ 2,338,920
Dividends	44,651
Total Investment Income	2,383,571

Expenses:
Investment management fee (Note 2)	379,702
Interest expense (Note 3)	227,526
Audit and tax fees	40,296
Transfer agent fees	16,864
Directors’ fees	11,449
Shareholder reports	9,392
Fund accounting fees	9,201
Legal fees	9,094
Custody fees	8,071
Stock exchange listing fees	6,254
Excise tax (Note 1)	1,397
Insurance	933
Miscellaneous expenses	5,677
Total Expenses	725,856
Less: Fee waivers and/or expense reimbursements (Note 2)	(288)
Net Expenses	725,568
Net Investment Income	1,658,003

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	1,758
Futures contracts	155,533
Written options	64,685
Swap contracts	(412,652)
Forward foreign currency contracts	29,230
Foreign currency transactions	1,137
Net Realized Loss	(160,309)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(10,273,314)
Futures contracts	816,747
Written options	83,371
Swap contracts	(1,538,087)
Forward foreign currency contracts	(171,328)
Foreign currencies	(27,828)
Change in Net Unrealized Appreciation (Depreciation)	(11,110,439)
Net Loss on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	(11,270,748)
Decrease in Net Assets From Operations	$(9,612,745)

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2020 Semi-Annual Report	27

Statements of changes in net assets

For the Six Months Ended March 31, 2020 (unaudited) and the Year Ended September 30, 2019	2020	2019

Operations:
Net investment income	$1,658,003	$3,782,004
Net realized gain (loss)	(160,309)	91,816
Change in net unrealized appreciation (depreciation)	(11,110,439)	(1,479,013)
Increase (Decrease) in Net Assets From Operations	(9,612,745)	2,394,807

Distributions to Shareholders From (Note 1):
Total distributable earnings	(2,170,809)	(4,341,618)
Decrease in Net Assets From Distributions to Shareholders	(2,170,809)	(4,341,618)
Decrease in Net Assets	(11,783,554)	(1,946,811)

Net Assets:
Beginning of period	82,985,454	84,932,265
End of period	$71,201,900	$82,985,454

See Notes to Financial Statements.

28	Western Asset Variable Rate Strategic Fund Inc. 2020 Semi-Annual Report

Statement of cash flows (unaudited)

For the Six Months Ended March 31, 2020

Increase (Decrease) in Cash:
Cash Provided (Used) by Operating Activities:
Net decrease in net assets resulting from operations	$(9,612,745)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(16,556,616)
Sales of portfolio securities	18,839,736
Net purchases, sales and maturities of short-term investments	684,605
Net amortization of premium (accretion of discount)	(164,804)
Decrease in receivable for securities sold	1,061,082
Decrease in interest receivable	78,683
Increase in receivable from broker — variation margin on centrally cleared swap contracts	(82,862)
Increase in prepaid expenses	(5,313)
Increase in receivable from broker — variation margin on open futures contracts	(18,710)
Decrease in payable for securities purchased	(446,724)
Decrease in investment management fee payable	(3,705)
Decrease in Directors’ fees payable	(241)
Decrease in interest payable	(13,893)
Increase in accrued expenses	41,453
Increase in premiums received from written options	60,475
Decrease in payable to broker — variation margin on open futures contracts	(7,814)
Net realized gain on investments	(1,758)
Change in net unrealized appreciation (depreciation) of investments, written options and forward foreign currency contracts	10,361,271
Net Cash Provided by Operating Activities*	4,212,120

Cash Flows From Financing Activities:
Distributions paid on common stock	(2,170,809)
Increase in due to custodian	39,550
Decrease in payable for reverse repurchase agreements	(638,300)
Net Cash Used in Financing Activities	(2,769,559)
Net Increase in Cash and Restricted Cash	1,442,561
Cash and restricted cash at beginning of period	903,785
Cash and restricted cash at end of period	$2,346,346

*	Included in operating expenses is cash of $241,419 paid for interest on borrowings.

The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sums to the total of such amounts shown on the Statement of Cash Flows.

March 31, 2020
Cash	$234,717
Restricted cash	2,111,629
Total cash and restricted cash shown in the Statement of Cash Flows	$2,346,346

Restricted cash consists of cash that has been segregated to cover the Fund’s collateral or margin obligations under derivative contracts and for reverse repurchase agreements. It is separately reported on the Statement of Assets and Liabilities as Deposits with brokers.

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2020 Semi-Annual Report	29

Financial highlights

For a share of capital stock outstanding throughout each year ended September 30, unless otherwise noted:

	2020[1,2]	2019[1]	2018[1]	2017[1]	2016[1]	2015[1]

Net asset value, beginning of period	$17.78	$18.19	$18.31	$17.40	$17.54	$18.85

Income (loss) from operations:
Net investment income	0.36	0.81	0.91	0.80	0.79	0.69
Net realized and unrealized gain (loss)	(2.42)	(0.29)	(0.10)	1.04	(0.14)	(1.12)
Total income (loss) from operations	(2.06)	0.52	0.81	1.84	0.65	(0.43)

Less distributions from:
Net investment income	(0.47) [3]	(0.93)	(0.93)	(0.93)	(0.74)	(0.66)
Return of capital	—	—	—	—	(0.19)	(0.22)
Total distributions	(0.47)	(0.93)	(0.93)	(0.93)	(0.93)	(0.88)

Net increase due to shares repurchased through tender offer	—	—	—	—	0.14	—

Net asset value, end of period	$15.25	$17.78	$18.19	$18.31	$17.40	$17.54

Market price, end of period	$13.81	$16.25	$16.40	$17.39	$15.92	$15.56
Total return, based on NAV[4,5]	(11.87)%	2.96%	4.52%	10.79%	4.78%[6]	(2.38)%
Total return, based on Market Price[7]	(12.54)%	4.96%	(0.37)%	15.49%	8.53%	(3.95)%

Net assets, end of period (000s)	$71,202	$82,985	$84,932	$85,492	$81,238	$116,962

Ratios to average net assets:
Gross expenses	1.77%[8]	2.12%	2.05%	1.89%	1.94%	1.12%
Net expenses	1.77 [8,9]	2.12	2.05	1.89	1.94	1.12
Net investment income	4.05 [8]	4.52	4.97	4.47	4.57	3.76

Portfolio turnover rate	16%[10]	21%[10]	27%	30%	21%	30%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended March 31, 2020 (unaudited).

[3]

The actual source of the Fund’s current fiscal year distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]

The total return based on NAV reflects the impact of the tender and repurchase of its shares by the Fund at the price equal to 98% of the net asset value per share on November 20, 2015. Absent this tender offer, the total return based on NAV would have been 3.88%.

[7]

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[8]	Annualized.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 17% for the six months ended March 31, 2020 and 23% for the year ended September 30, 2019.

See Notes to Financial Statements.

30	Western Asset Variable Rate Strategic Fund Inc. 2020 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Variable Rate Strategic Fund Inc. (the “Fund”) was incorporated in Maryland on August 3, 2004 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s investment objective is to maintain a high level of current income. The Fund invests primarily in variable rate instruments of U.S. and non-U.S. issuers, including U.S. and non-U.S. investment grade and high-yield debt, senior loans, emerging market debt and derivatives related to these securities. On October 31, 2019, the Board of Directors of the Fund approved amendments to the Fund’s bylaws. The amended and restated bylaws were subsequently filed on Form 8-K and are available on the Securities and Exchange Commission’s website at www.sec.gov.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

Western Asset Variable Rate Strategic Fund Inc. 2020 Semi-Annual Report	31

Notes to financial statements (unaudited) (cont’d)

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

32	Western Asset Variable Rate Strategic Fund Inc. 2020 Semi-Annual Report

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Corporate Bonds & Notes	—	$30,864,214	—	$30,864,214
Collateralized Mortgage
Obligations	—	30,199,098	—	30,199,098
Asset-Backed Securities	—	18,311,827	—	18,311,827
Senior Loans:
Consumer Discretionary	—	209,752	$197,029	406,781
Other Senior Loans	—	3,192,315	—	3,192,315
Mortgage-Backed Securities	—	2,772,491	—	2,772,491
Sovereign Bonds	—	2,748,535	—	2,748,535
Preferred Stocks	$1,192,660	—	—	1,192,660
Total Long-Term Investments	1,192,660	88,298,232	197,029	89,687,921
Short-Term Investments†	1,091,429	—	—	1,091,429
Total Investments	$2,284,089	$88,298,232	$197,029	$90,779,350
Other Financial Instruments:
Futures Contracts	$1,156,678	—	—	$1,156,678
Forward Foreign Currency Contracts	—	$11,122	—	11,122
Total Other Financial Instruments	$1,156,678	$11,122	—	$1,167,800
Total	$3,440,767	$88,309,354	$197,029	$91,947,150

Western Asset Variable Rate Strategic Fund Inc. 2020 Semi-Annual Report	33

Notes to financial statements (unaudited) (cont’d)

	LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Written Options	$18,531	—	—	$18,531
Futures Contracts	353,203	—	—	353,203
Forward Foreign Currency Contracts	—	$211,899	—	211,899
Centrally Cleared Interest Rate Swaps	—	3,979,415	—	3,979,415
Total	$371,734	$4,191,314	—	$4,563,048

†	See Schedule of Investments for additional detailed categorizations.

(b) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(c) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

34	Western Asset Variable Rate Strategic Fund Inc. 2020 Semi-Annual Report

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Western Asset Variable Rate Strategic Fund Inc. 2020 Semi-Annual Report	35

Notes to financial statements (unaudited) (cont’d)

Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of March 31, 2020, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the six months ended March 31, 2020, see Note 4.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, receive a fixed rate and pay a floating rate, or pay and receive a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon

36	Western Asset Variable Rate Strategic Fund Inc. 2020 Semi-Annual Report

quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(g) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(h) Unfunded loan commitments. The Fund may enter into certain credit agreements where all or a portion of the total amount committed may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At March 31, 2020, the Fund had sufficient cash and/or securities to cover these commitments.

(i) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped Securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of prepayment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

Western Asset Variable Rate Strategic Fund Inc. 2020 Semi-Annual Report	37

Notes to financial statements (unaudited) (cont’d)

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(j) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations. If the market value of the collateral declines during the period, the Fund may be required to post additional collateral to cover its obligation. Cash collateral that has been pledged to cover obligations of the Fund under reverse repurchase agreements, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral are noted in the Schedule of Investments. Interest payments made on reverse repurchase agreements are recognized as a component of “Interest expense” on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.

(k) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(l) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously entering into contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

38	Western Asset Variable Rate Strategic Fund Inc. 2020 Semi-Annual Report

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(m) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(n) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Western Asset Variable Rate Strategic Fund Inc. 2020 Semi-Annual Report	39

Notes to financial statements (unaudited) (cont’d)

(o) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(p) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(q) Other risks. Consistent with its objective to seek high current income, the Fund may invest in instruments whose values and interest rates are linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which they are indexed, amongst other factors. These securities are generally more volatile in nature, and the risk of loss of principal may be greater.

(r) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i)

40	Western Asset Variable Rate Strategic Fund Inc. 2020 Semi-Annual Report

periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of March 31, 2020, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $211,899. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivative counterparties.

Western Asset Variable Rate Strategic Fund Inc. 2020 Semi-Annual Report	41

Notes to financial statements (unaudited) (cont’d)

(s) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(t) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. The actual source of the Fund’s monthly distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(u) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(v) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

However, due to the timing of when distributions are made by the Fund, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and 98.2% of net realized gains exceed the distributions from such taxable income and realized gains for the calendar year. The Fund paid $1,397 of federal excise taxes attributable to calendar year 2019 in March 2020.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of September 30, 2019, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

42	Western Asset Variable Rate Strategic Fund Inc. 2020 Semi-Annual Report

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(w) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company, LLC (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”) and Western Asset Management Company Pte. Ltd. (“Western Asset Singapore”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited and Western Asset Singapore are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.75% of the Fund’s average daily net assets plus the proceeds of any outstanding borrowings used for leverage and any proceeds from the issuance of preferred stock.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Asset Limited and Western Asset Singapore provide certain subadvisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated debt securities. Western Asset Limited and Western Asset Singapore do not receive any compensation from the Fund. For its services, LMPFA pays Western Asset a fee monthly, at an annual rate equal to 70% of the net management fee it receives from the Fund. Western Asset pays Western Asset Limited and Western Asset Singapore a monthly subadvisory fee in an amount equal to 100% of the management fee paid to Western Asset on the assets that Western Asset allocates to each such non-U.S. subadviser to manage.

During the six months ended March 31, 2020, fees waived and/or expenses reimbursed amounted to $288.

During periods in which the Fund utilizes financial leverage, the fees paid to LMPFA will be higher than if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund’s assets, including those investments purchased with leverage.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

Western Asset Variable Rate Strategic Fund Inc. 2020 Semi-Annual Report	43

Notes to financial statements (unaudited) (cont’d)

3. Investments

During the six months ended March 31, 2020, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$10,589,990	$5,966,626
Sales	11,742,783	7,096,953

At March 31, 2020, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

	Cost/Premiums Paid (Received)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$96,235,221	$2,308,883	$(7,764,754)	$(5,455,871)
Swap contracts	(126,279)	—	(3,979,415)	(3,979,415)
Written options	(75,743)	57,212	—	57,212
Futures contracts	—	1,156,678	(353,203)	803,475
Forward foreign currency contracts	—	11,122	(211,899)	(200,777)

Transactions in reverse repurchase agreements for the Fund during the six months ended March 31, 2020 were as follows:

Average Daily Balance*	Weighted Average Interest Rate*	Maximum Amount Outstanding
$19,382,267	2.348%	$21,815,240

*	Averages based on the number of days that the Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from 1.100% to 3.087% during the six months ended March 31, 2020. Interest expense incurred on reverse repurchase agreements totaled $227,526.

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at March 31, 2020.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts[2]	$1,156,678	—	$1,156,678
Forward foreign currency contracts	—	$11,122	11,122
Total	$1,156,678	$11,122	$1,167,800

44	Western Asset Variable Rate Strategic Fund Inc. 2020 Semi-Annual Report

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Total
Written options	$18,531	—	$18,531
Futures contracts[2]	353,203	—	353,203
Centrally cleared swap contracts[3]	3,979,415	—	3,979,415
Forward foreign currency contracts	—	$211,899	211,899
Total	$4,351,149	$211,899	$4,563,048

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended March 31, 2020. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Total
Purchased options[1]	$(39,001)	—	$(39,001)
Written options	64,685	—	64,685
Futures contracts	155,533	—	155,533
Swap contracts	(412,652)	—	(412,652)
Forward foreign currency contracts	—	$29,230	29,230
Total	$(231,435)	$29,230	$(202,205)

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Total
Purchased options[1]	$(31,804)	—	$(31,804)
Written options	83,371	—	83,371
Futures contracts	816,747	—	816,747
Swap contracts	(1,538,087)	—	(1,538,087)
Forward foreign currency contracts	—	$(171,328)	(171,328)
Total	$(669,773)	$(171,328)	$(841,101)

[1]	The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in the Statement of Operations.

Western Asset Variable Rate Strategic Fund Inc. 2020 Semi-Annual Report	45

Notes to financial statements (unaudited) (cont’d)

During the six months ended March 31, 2020, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options†	$23,089
Written options	30,592
Futures contracts (to buy)	48,333,928
Futures contracts (to sell)	28,298,452
Forward foreign currency contracts (to buy)	1,646,862
Forward foreign currency contracts (to sell)	223,771

Average Notional Balance
Interest rate swap contracts	$30,618,857

†	At March 31, 2020, there were no open positions held in this derivative.

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of March 31, 2020.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)	Net Amount[2]
Citibank N.A.	$11,118	$(66,257)	$(55,139)	—	$(55,139)
Goldman Sachs Group Inc.	4	(145,642)	(145,638)	—	(145,638)
Total	$11,122	$(211,899)	$(200,777)	—	$(200,777)

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

5. Distributions subsequent to March 31, 2020

The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
3/24/2020	4/1/2020	$0.0775
4/23/2020	5/1/2020	$0.0775
5/21/2020	6/1/2020	$0.0775
6/23/2020	7/1/2020	$0.0775
7/24/2020	8/3/2020	$0.0775
8/24/2020	9/1/2020	$0.0775

46	Western Asset Variable Rate Strategic Fund Inc. 2020 Semi-Annual Report

6. Stock repurchase program

On November 16, 2015, the Fund announced that the Fund’s Board of Directors (the “Board”) had authorized the Fund to repurchase in the open market up to approximately 10% of the Fund’s outstanding common stock when the Fund’s shares are trading at a discount to net asset value. The Board has directed management of the Fund to repurchase shares of common stock at such times and in such amounts as management reasonably believes may enhance stockholder value. The Fund is under no obligation to purchase shares at any specific discount levels or in any specific amounts. During the six months ended March 31, 2020, the Fund did not repurchase any shares.

7. Deferred capital losses

As of September 30, 2019, the Fund had deferred capital losses of $8,200,313, which have no expiration date, that will be available to offset future taxable capital gains.

8. Other matters

On February 18, 2020, Franklin Resources, Inc. (“Franklin Resources”) and Legg Mason announced that they have entered into a definitive agreement for Franklin Resources to acquire Legg Mason in an all-cash transaction. As part of this transaction, LMPFA and the subadviser(s), each currently a subsidiary of Legg Mason, would become a subsidiary of Franklin Resources. The transaction is subject to approval by Legg Mason’s shareholders and customary closing conditions, including receipt of applicable regulatory approvals. Subject to such approvals and the satisfaction of the other conditions, the transaction is expected to be consummated later this year.

Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the Fund’s management contract, and any related subadvisory contract(s), where applicable. Therefore, the Fund’s Board has approved new management and subadvisory contracts, where applicable, that will be presented to the shareholders of the Fund for their approval.

* * *

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

Western Asset Variable Rate Strategic Fund Inc. 2020 Semi-Annual Report	47

Notes to financial statements (unaudited) (cont’d)

* * *

The Fund’s investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. Plans are underway to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund’s transactions and the financial markets generally. As such, the potential effect of a transition away from LIBOR on the Fund or the Fund’s investments cannot yet be determined.

9. Subsequent event

On April 1, 2020, the Board of Directors of the Fund approved amendments to the Fund’s bylaws. The amended and restated bylaws were subsequently filed on Form 8-K and are available on the Securities and Exchange Commission’s website at www.sec.gov.

48	Western Asset Variable Rate Strategic Fund Inc. 2020 Semi-Annual Report

Board approval of management and subadvisory agreements (unaudited)

Background

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Directors (the “Board”) of Western Asset Variable Rate Strategic Fund Inc. (the “Fund”), including a majority of its members who are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve on an annual basis the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”), and the sub-advisory agreements (individually, a “Sub-Advisory Agreement,” and collectively, the “Sub-Advisory Agreements”) with the Manager’s affiliates, Western Asset Management Company, LLC (“Western Asset”), Western Asset Management Company Limited in London (“Western Asset London”) and Western Asset Management Company Pte. Ltd. in Singapore (“Western Asset Singapore”). Western Asset, Western Asset Singapore, and Western Asset London collectively are hereinafter referred to as the “Sub-Advisers,” and Western Asset Singapore and Western Asset London together are hereinafter referred to as the “Non-U.S. Sub-Advisers.” At a meeting (the “Contract Renewal Meeting”) held in-person on November 13 and 14, 2019, the Board, including the Independent Directors, considered and approved the continuation of each of the Management Agreement and the Sub-Advisory Agreements for an additional one-year period. To assist in its consideration of the renewal of each of the Management Agreement and the Sub-Advisory Agreements, the Board received and considered a variety of information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Manager and the Sub-Advisers, as well as the management and sub-advisory arrangements for the Fund and the other closed-end funds in the same complex under the Board’s purview (the “Legg Mason Closed-end Funds”), certain portions of which are discussed below. A presentation made by the Manager and Western Asset to the Board at the Contract Renewal Meeting in connection with the Board’s evaluation of each of the Management Agreement and the Sub-Advisory Agreements encompassed the Fund and other Legg Mason Closed-end Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Sub-Advisers to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as members of the Boards of the Fund and other Legg Mason Closed-end Funds with respect to the services provided to the Fund by the Manager and the Sub-Advisers.

At a meeting held by conference call on October 10, 2019, the Independent Directors in preparation for the Contract Renewal Meeting met in a private session with their independent legal counsel to review the Contract Renewal Information concerning the Legg Mason Closed-end Funds, including the Fund, received to date. No representatives of the Manager or the Sub-Advisers participated in this meeting. The discussion below reflects all of these reviews.

Western Asset Variable Rate Strategic Fund Inc.	49

Board approval of management and subadvisory agreements (unaudited) (cont’d)

The Manager provides the Fund with investment advisory and administrative services pursuant to the Management Agreement and the Sub-Advisers provide, or in the case of the Non-U.S. Sub-Advisers help to provide, the Fund with certain investment sub-advisory services pursuant to the Sub-Advisory Agreements. The discussion below covers both the advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment sub-advisory functions being rendered by the Sub-Advisers.

Board Approval of Management Agreement and Sub-Advisory Agreements

In its deliberations regarding the renewal of each of the Management Agreement and the Sub-Advisory Agreements, the Board, including the Independent Directors, considered various factors, including those described below.

Nature, Extent and Quality of the Services Under the Management Agreement and Sub-Advisory Agreements

The Board received and considered Contract Renewal Information regarding the nature, extent, and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to the 1940 Act.

The Board reviewed the qualifications, backgrounds, and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager and Western Asset at the Contract Renewal Meeting, the general reputation and investment performance records of the Manager, Western Asset and their affiliates and the financial resources available to the corporate parent of the Manager and the Sub-Advisers, Legg Mason, Inc. (“Legg Mason”), to support their activities in respect of the Fund and the other Legg Mason Closed-end Funds.

The Board considered the responsibilities of the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, including the Manager’s coordination and oversight of the services provided to the Fund by the Sub-Advisers and other fund service providers and Western Asset’s coordination and oversight of the services provided to the Fund by the Non-U.S. Sub-Advisers. The Management Agreement permits the Manager to delegate certain of its responsibilities, including its investment advisory duties thereunder, provided that the Manager, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Management

50	Western Asset Variable Rate Strategic Fund Inc.

Agreement, the Manager does not provide day-to-day portfolio management services to the Fund. Rather, portfolio management services for the Fund are provided by Western Asset pursuant to the Sub-Advisory Agreement (the “Western Asset Sub-Advisory Agreement”) between the Manager and Western Asset. The Western Asset Sub-Advisory Agreement permits Western Asset to delegate certain of its responsibilities, including its investment sub-advisory duties thereunder, provided that Western Asset, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Western Asset Sub-Advisory Agreement, each Non-U.S. Sub-Adviser helps Western Asset to provide certain portfolio management services to the Fund pursuant to a separate Sub-Advisory Agreement with Western Asset.

In reaching its determinations regarding continuation of the Management Agreement and the Sub-Advisory Agreements, the Board took into account that Fund stockholders, in pursuing their investment goals and objectives, likely purchased their shares of the Fund based upon the reputation and the investment style, philosophy and strategy of the Manager and Western Asset, as well as the resources available to the Manager and the Sub-Advisers.

The Board concluded that, overall, the nature, extent, and quality of the management and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements have been satisfactory under the circumstances.

Fund Performance

The Board received and considered information regarding Fund performance, including information and analyses (the “Broadridge Performance Information”) for the Fund, as well as for a group of comparable funds (the “Performance Universe”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The Board was provided with a description of the methodology Broadridge used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe included the Fund and all leveraged global income closed-end funds, as classified by Broadridge, regardless of asset size. The Performance Universe consisted of thirteen funds, including the Fund, for the 1-year period ended June 30, 2019 and twelve funds, including the Fund, for each of the 3- and 5-year periods ended on such date. The Board noted that it had received and discussed with the Manager and Western Asset information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and its peer funds as selected by Broadridge.

The Broadridge Performance Information comparing the Fund’s performance to that of the Performance Universe based on net asset value per share showed, among other things, that among the funds in the Performance Universe, the Fund’s performance was ranked last (first being best in these performance rankings) for the 1-year period ended June 30, 2019; fifth among the funds in the Performance Universe for the 3-year period ended on such date; and

Western Asset Variable Rate Strategic Fund Inc.	51

Board approval of management and

subadvisory agreements (unaudited) (cont’d)

sixth among the funds in the Performance Universe for the 5-year period ended on such date. The Fund’s performance was above the Performance Universe median for each of the 3- and 5-year periods ended June 30, 2019 but its performance for the 1-year period ended on such date was below the Performance Universe median for that period. Among other things, the Manager has noted that unlike the other Performance Universe funds at least 80% of the Fund’s assets generally must be invested in floating rate instruments and its assets consist primarily of U.S. corporate and structured products. According to the Manager, this requirement and the Fund’s maintenance of a short portfolio duration of about 1 year in pursuit of its investment objective differentiates the Fund from, and may put the Fund at a disadvantage relative to, the other Performance Universe funds. In this regard, the other Performance Universe funds primarily consisted of global government bond funds with longer portfolio durations, which have performed well in the declining global interest rate environment in recent years. Since the financial crisis in 2008, the Manager noted, global government bond yields have declined to near zero or even negative yields. The Board considered that the Fund’s dissimilarity from the other funds comprising the small Performance Universe made meaningful performance comparisons difficult. In addition to the Fund’s performance relative to the Performance Universe, the Board considered the Fund’s performance in absolute terms and the Fund’s performance relative to its benchmark. On a net asset value basis, the Fund outperformed its benchmark for each of the 1-, 3- and 5-year periods ended June 30, 2019.

Based on the reviews and discussions of Fund performance and considering other relevant factors, including those noted above, the Board concluded, under the circumstances, that continuation of the Management Agreement and the Sub-Advisory Agreements for an additional one-year period would be consistent with the interests of the Fund and its stockholders.

Management and Sub-Advisory Fees and Expense Ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager under the Management Agreement and the sub-advisory fees (the “Sub-Advisory Fees”) payable by the Manager and Western Asset, as applicable, to the Sub-Advisers under the Sub-Advisory Agreements in view of the nature, extent and overall quality of the management, investment advisory and other services provided by the Manager and the Sub-Advisers. The Board noted that the Sub-Advisory Fee payable to Western Asset under the Western Asset Sub-Advisory Agreement is paid by the Manager, not the Fund, and, accordingly, that the retention of Western Asset does not increase the fees or expenses otherwise incurred by the Fund’s stockholders. Similarly, the Board noted that the Sub-Advisory Fee payable to each of the Non-U.S. Sub-Advisers under its Sub-Advisory Agreement with Western Asset is paid by Western Asset, not the Fund, and, accordingly, that the retention of such Non-U.S. Sub-Adviser does not increase the fees or expenses otherwise incurred by the Fund’s stockholders.

52	Western Asset Variable Rate Strategic Fund Inc.

Additionally, the Board received and considered information and analyses prepared by Broadridge (the “Broadridge Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in an expense group (the “Expense Group”) selected and provided by Broadridge. The comparison was based upon the constituent funds’ latest fiscal years. The Expense Group consisted of the Fund and five other leveraged global income closed-end funds, as classified by Broadridge. The six funds in the Expense Group had average net common share assets ranging from $76.4 million to $324.8 million. Four of the other Expense Group funds were larger than the Fund and one was smaller.

The Broadridge Expense Information, comparing the Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Group, showed, among other things, that the Management Fee on a contractual basis was ranked first (first being lowest and, therefore, best in these expense component rankings) among the six funds in the Expense Group assets and that the Management Fee on an actual basis (i.e., giving effect to any voluntary fee waivers implemented by the Manager with respect to the Fund and by the managers of the other Expense Group funds) was ranked second among the Funds in the Expense Group whether compared on the basis of common share assets only or on the basis of common share and leveraged assets. The Broadridge Expense Information further showed that the Fund’s actual total expenses ranked second among the funds in the Expense Group when compared on a common share assets only basis and third when compared on the basis of common share and leveraged assets. Each of the Fund’s expense components was below the Expense Group median for that expense component. The Manager noted that the small number and varying sizes of funds comprising the Expense Group made meaningful expense comparisons difficult.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, institutional and separate accounts. The Board was advised that the fees paid by such institutional, separate account and other clients (collectively, “institutional clients”) generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information generally attributed the fee differential to differences in the scope of services provided to the Fund and to institutional clients. Among other things, institutional clients have fewer compliance, administration and other needs than the Fund and the Fund is subject not only to heightened regulatory requirements relative to institutional clients but also to requirements for listing on the New York Stock Exchange. The Contract Renewal Information noted further that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Contract Renewal Information included information regarding management fees paid by open-end mutual funds in the same complex (the “Legg Mason Open-end

Western Asset Variable Rate Strategic Fund Inc.	53

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Funds”) and such information indicated that the management fees paid by the Legg Mason Closed-end Funds generally were higher than those paid by the Legg Mason Open-end Funds. The Contract Renewal Information noted that the Legg Mason Closed-end Funds typically incur expenses that usually are not incurred by the Legg Mason Open-end Funds, such as those related to the annual stockholder meeting, compliance with securities exchange listing requirements and the management and monitoring of leverage. The Board considered the fee comparisons in view of the different services provided in managing these other types of clients and funds.

Taking all of the above into consideration, the Board determined that the Management Fee and the Sub-Advisory Fees were reasonable in view of the nature, extent and overall quality of the management, investment advisory and other services provided by the Manager and the Sub-Advisers to the Fund under the Management Agreement and the Sub-Advisory Agreements, respectively.

Manager Profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund for the Manager’s fiscal years ended March 31, 2018 and March 31, 2019. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. The profitability to each of the Sub-Advisers was not considered to be a material factor in the Board’s considerations since Western Asset’s Sub-Advisory Fee is paid by the Manager, not the Fund, and the Sub-Advisory Fees for the Non-U.S. Sub-Advisers are paid by Western Asset, not the Fund. The profitability analysis presented to the Board as part of the Contract Renewal Information indicated that the pre-tax profitability of the Fund to the Manager had decreased in fiscal year 2019 from the level in fiscal year 2018 and remained at a level that the Board did not consider to be excessive in view of judicial guidance and the nature, extent and overall quality of the investment advisory and other services provided to the Fund.

Economies of Scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board determined that the Management Fee structure, which incorporates no breakpoints reducing the Management Fee at specified increased asset levels, was appropriate under the circumstances.

54	Western Asset Variable Rate Strategic Fund Inc.

Other Benefits to the Manager and the Sub-Advisers

The Board considered other benefits received by the Manager, the Sub-Advisers and their affiliates as a result of their relationship with the Fund and did not regard such benefits as excessive.

* * * * * *

In view of all of the foregoing and other relevant factors, the Board determined, under the circumstances, that continuation of the Management Agreement and the Sub-Advisory Agreements would be consistent with the interests of the Fund and its stockholders and unanimously voted to continue each Agreement for an additional one-year period. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management Agreement and the Sub-Advisory Agreements, and each Board member may have attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum prepared by the Manager discussing its responsibilities in connection with its consideration of the continuation of the Management Agreement and the Sub-Advisory Agreements as part of the Contract Renewal Information and the Independent Directors separately received a memorandum discussing such responsibilities from their independent legal counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager or any Sub-Adviser were present.

Western Asset Variable Rate Strategic Fund Inc.	55

Additional shareholder information (unaudited)

Results of annual meeting of shareholders

The Annual Meeting of Shareholders of Western Asset Variable Rate Strategic Fund Inc. was held on March 20, 2020 for the purpose of considering and voting upon proposals presented at the Meeting. The following table provides information concerning the matter voted upon at the Meeting:

Election of Directors

Nominees	Votes For	Votes Withheld
William R. Hutchinson	2,851,750	1,514,486
Nisha Kumar	2,843,139	1,523,097
Jane Trust	2,841,373	1,524,863

At March 31, 2020, in addition to William R. Hutchinson, Nisha Kumar and Jane Trust, the other Directors of the Fund were as follows:

Robert D. Agdern

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Eileen A. Kamerick

Ratification of Selection of Independent Registered Public Accountants

To ratify the selection of PricewaterhouseCoopers LLP (“PwC”) as independent registered public accountants of the Fund for the fiscal year ended September 30, 2020.

Votes For	Abstain
2,859,344	1,506,892

56	Western Asset Variable Rate Strategic Fund Inc.

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends and return of capital distributions, on your Common Stock will be automatically reinvested by Computershare Trust Company, N.A., as agent for the stockholders (the “Plan Agent”), in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by Computershare Trust Company, N.A., as dividend paying agent.

If you participate in the Plan, the number of shares of Common Stock you will receive will be determined as follows:

(1) If the market price of the Common Stock (plus $0.03 per share commission) on the payment date (or, if the payment date is not a NYSE trading day, the immediately preceding trading day) is equal to or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date, the Fund will issue new Common Stock at a price equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the payment date or (b) 95% of the market price per share of the Common Stock on the payment date.

(2) If the net asset value per share of the Common Stock exceeds the market price of the Common Stock (plus $0.03 per share commission) at the close of trading on the NYSE on the payment date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Stock in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the payment date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the payment date for the next succeeding dividend or distribution to be made to the stockholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price (plus $0.03 per share commission) rises so that it equals or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Stock in the open market and the Fund shall issue the remaining Common Stock at a price per share equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the day prior to the issuance of shares for reinvestment or (b) 95% of the then current market price per share.

Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan. You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at 462 South 4th Street, Suite 1600, Louisville, KY 40202 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Stock.

Western Asset Variable Rate Strategic Fund Inc.	57

Dividend reinvestment plan (unaudited) (cont’d)

Plan participants who sell their shares will be charged a service charge (currently $5.00 per transaction) and the Plan Agent is authorized to deduct brokerage charges actually incurred from the proceeds (currently $0.05 per share commission). There is no service charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional shares of Common Stock, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Stock over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. The Plan may be terminated, amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination or amendment is to be effective. Upon any termination, you will be sent cash for any fractional share of Common Stock in your account. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Stock on your behalf. Additional information about the Plan and your account may be obtained from the Plan Agent at 462 South 4th Street, Suite 1600, Louisville, KY 40202 or by calling the Plan Agent at 1-888-888-0151.

58	Western Asset Variable Rate Strategic Fund Inc.

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Western Asset

Variable Rate Strategic Fund Inc.

Directors

Robert D. Agdern

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

William R. Hutchinson

Eileen A. Kamerick

Nisha Kumar

Jane Trust

Chairman

Officers

Jane Trust

President and Chief Executive Officer

Christopher Berarducci

Treasurer and Principal Financial Officer

Fred Jensen*

Chief Compliance Officer

Jenna Bailey

Identity Theft Prevention Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

Thomas C. Mandia

Assistant Secretary

Jeanne M. Kelly

Senior Vice President

* Effective April 17, 2020, Mr. Jensen became Chief Compliance Officer.

Western Asset Variable Rate Strategic Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company, LLC

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Custodian

The Bank of New York Mellon

Transfer agent

Computershare Inc.

462 South 4th Street, Suite 1600

Louisville, KY 40202

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legal counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

New York Stock Exchange Symbol

GFY

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-888-777-0102.

Revised April 2018

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Variable Rate Strategic Fund Inc.

Western Asset Variable Rate Strategic Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its stock.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Variable Rate Strategic Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Computershare Inc.

462 South 4th Street, Suite 1600

Louisville, KY 40202

WAS04036 5/20 SR20-3880

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 13.	EXHIBITS.

(a) (1) Not applicable.

Exhibit  99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Variable Rate Strategic Fund Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	May 26, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	May 26, 2020

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	May 26, 2020